Exhibit 10.23

THIRD AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("Third Amendment") dated as of May 7, 2007 between CPI AEROSTRUCTURES, INC. ("Borrower") and JPMORGAN CHASE BANK, N.A. ("Bank").

Preliminary Statement. Reference is made to the Amended and Restated Revolving Credit Agreement dated October 19, 2006 between Borrower and Bank, as amended ("Revolving Credit Agreement").

Unless otherwise defined in this Third Amendment terms defined in the Revolving Credit Agreement will have the same meaning when used in this Third Amendment.

Borrower has requested and Bank has agreed to amend certain provisions of the Revolving Credit Agreement.

Section 1.  Amendments to Revolving Credit Agreement. The Revolving Credit Agreement is, effective as of the date hereof and subject to satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

(a)

The definition of "Revolving Credit Facility Maximum Amount" is amended in full to read as follows:

“Revolving Credit Facility Maximum Amount” means $200,000, as such amount may be reduced in accordance with “Reduction in Revolving Credit Facility” (Section 2.02).

(b)

The definition of "Revolving Credit Facility Termination Date" is amended in full to read as follows:

"Revolving Credit Facility Termination Date" means June 30, 2007.

Section 2.  Representations and Warranties.  As of the date of this Third Amendment Borrower represents and warrants that:

(a)  After giving effect to the Third Amendment, the representations and warranties contained in the Revolving Credit Agreement and in each of the other Financing Documents are correct as though made on and as of such date; and

(b)  After giving effect to the Third Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.  Conditions of Effectiveness to this Third Amendment.  This Third Amendment shall become effective on the date on which Bank shall have received each of the following documents, in form and substance satisfactory to Bank and its counsel and each of the following requirements shall have been fulfilled:

(1)  Third Amendment.  Borrower and Bank shall each have executed and delivered this Third Amendment;

(2)  Payment of Counsel Fees.  Borrower shall pay Cullen and Dykman LLP all reasonable legal fees and expenses in connection with this Third Amendment and payment of all outstanding invoices of Cullen and Dykman LLP; and

(3)  Additional Documentation.  Such other approvals, options or documents as Bank may reasonably request.

Section 4.  Reference to and Effect on the Financing Documents.  Upon the effectiveness of Section 1 hereof, on and after the date hereof each reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Financing Documents to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as amended hereby.

Except as specifically amended above, the Revolving Credit Agreement and all other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of the Bank under any of the Financing Documents, nor constitute a waiver of any provision of the Financing Documents.

Section 5.  Governing Law.  This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.  Headings.  Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

Section 7.  Counterparts.  This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any party hereto may execute this Third Amendment by signing any such counterpart.

Section 8.  Ratification.  Except as hereby amended, the Revolving Credit Agreement and all other Financing Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions.  By its execution of this Third Amendment the Borrower agrees that the Revolving Credit Agreement and all other Financing Documents executed in connection therewith, as amended hereby, are in full force and effect and are in all respects ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the year and date first above written.

CPI AEROSTRUCTURES, INC.

By: /s/ Edward J. Fred
Name:	Edward J. Fred
Title:	Chief Executive Officer, President and Secretary

JP MORGAN CHASE BANK, N.A.

By: /s/ Lisa A. Gomez
Name:	Lisa A. Gomez
Title:	Vice President